Exhibit 99.1
CONSULTING AGREEMENT
THIS CONSULTING AGREEMENT (“Agreement”), made this 14th day of November, 2007, is entered into by Utix Group, Inc., a Delaware corporation with a place of business at 7 New England Executive Park, Suite 610 Burlington, MA 01803 (“Utix” or “Company”), and Robert J. Corliss, an independent consultant (“Consultant”).
INTRODUCTION
     Utix desires to retain the services of Consultant and Consultant desires to perform certain services for the Company. In consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties agree as follows:
     1.      Services. Consultant agrees to perform such consulting, advisory and related services to and for Utix as may be reasonably requested from time to time by Utix, including, but not limited to, the following:
Serve as the interim President and Chief Executive Officer of the Company, and provide those services customary to the title and position.
For the purposes of this Agreement, Charles Lieppe, Co-Chairman of the Board, is designated as the Consultant’s contact at Utix, with responsibility for establishing and evaluating the completion of consulting objectives.
During the Consultation Period (as defined below), Consultant shall not engage in any activity that has a conflict of interest with Utix, including any competitive employment, business, or other activity, and shall not assist any other person or organization that competes directly, or intends to compete directly, with Utix.
     2.      Term. This Agreement shall commence on the date hereof and shall continue for 90 days, and may be terminated at any time in accordance with the provisions of Section 4.
     3.      Compensation.
              3.1      Consulting Fees. Consultant shall receive $100,000 for his services to be paid to the Consultant in four (4) payments of $25,000 during the consulting term. Utix shall pay to Consultant consulting fees as defined in Exhibit A to this Agreement.
              3.2      Reimbursement of Expenses. Utix shall reimburse Consultant for all reasonable and necessary expenses incurred or paid by Consultant in connection with, or related to, the performance of the services under this Agreement. Consultant shall submit to Utix itemized monthly invoices, in a form satisfactory to Utix, of such expenses incurred in the previous month. Notwithstanding the foregoing, Consultant shall not incur total expenses without the prior written approval of Utix.
              3.3      Benefits. Consultant shall not be entitled to any benefits, coverages or privileges, including, without limitation, social security, unemployment, medical or pension payments, made available to employees of Utix.
     4.      Termination. Utix may, without prejudice to any right or remedy it may have due to any failure of Consultant to perform obligations under this Agreement, terminate the Consultation Period at will. Consultant may, without prejudice to any right or remedy it may have due to any failure of Utix to perform obligations under this Agreement, terminate the Consultation Period upon 10 days’ prior written notice. In the event of such termination by the Company, except for a termination by the Company “for cause”, Consultant shall be entitled to payment in full for all outstanding and future payments due under this agreement and expenses paid or incurred prior to the effective date of termination or other such terms and conditions as defined on Exhibit A , subject to the limitation on reimbursement of expenses set forth in Section 3.2. Such payments shall constitute full settlement of any and all claims of Consultant of every description against Utix. In the event of such termination by the Consultant, except for a termination by the Consultant due to the Company’s breach of this agreement, Consultant shall be entitled to payment in full accrued fees up to the date of such termination, and Consultant shall reimburse the Company for any fees received by the Consultant for services not yet rendered to the Company. Notwithstanding the foregoing, either party may terminate the Consultation Period, effective immediately upon receipt of notice, if the other party breaches or threatens to breach any provision of Section 6.
     5.      Cooperation. Consultant shall use commercially reasonable efforts in the performance of the obligations under this Agreement. Utix shall provide such access to its information and property as may be reasonably required in order to permit Consultant to perform the obligations hereunder. Consultant shall cooperate with Utix’s personnel, shall not interfere with the conduct of Utix’s business and shall observe all rules, regulations and security requirements of Utix concerning the safety of persons and property.
     6.      Inventions. All inventions, discoveries, computer programs, data, technology, designs, innovations and improvements (whether or not patentable and whether or not copyrightable) (“Inventions”) related to the business of Utix which are made, conceived, reduced to practice, created, written, designed or developed by Consultant, solely or jointly with others and whether during normal business hours or otherwise, during the Consultation Period or thereafter if resulting or directly derived from Proprietary Information (as defined below), shall be the sole property of Utix. Consultant hereby assigns to Utix all Inventions and any and all related patents, copyrights, trademarks, trade names, and other industrial and intellectual property rights and applications therefor, in the United States and elsewhere and appoints any officer of Utix as Consultant’s duly authorized attorney to execute, file, prosecute, transfer, register, record, and protect the same before any government agency, court or authority. Upon the request of Utix and at Utix’s expense, Consultant shall execute such further assignments, documents, and other instruments as may be necessary or desirable to fully and completely assign all Inventions to Utix and to assist Utix in applying for, obtaining and enforcing patents or copyrights or other rights in the United States and in any foreign country with respect to any Invention. Consultant hereby waives all claims to moral rights in any Inventions. Consultant shall promptly disclose to Utix all Inventions and will maintain adequate and current written records (in the form of notes, sketches, drawings and as may be specified by Utix) to document the conception and/or first actual reduction to practice of any Invention. Such written records shall be available to and remain the sole property of Utix at all times.
     7.      Proprietary Information.
              7.1      Non-Disclosure. Consultant acknowledges that the relationship with Utix is one of high trust and confidence and that in the course of providing services to the Company, Consultant will have access to and contact with Proprietary Information. Consultant agrees, during the Consultation Period or at any time thereafter, not to disclose to others, or use for Consultant’s benefit or the benefit of others, any Proprietary Information or Invention.
              7.2      Definition. For purposes of this Agreement, Proprietary Information shall mean, by way of illustration and not limitation, all information (whether or not patentable and whether or not copyrightable) owned, possessed or used by Utix, including, without limitation, any Invention, formula, vendor information, customer information, apparatus, equipment, trade secret, process, research, report, technical data, know-how, computer program, software, software documentation, hardware design, technology, marketing or business plan, forecast, unpublished financial statement, budget, license, price, cost and employee list that is communicated to, learned of, developed or otherwise acquired by Consultant in the course of the service as a consultant to Utix.
              7.3      Exclusions. Consultant’s obligations under this Section 7 shall not apply to any information to the extent that such information (i) is known to the general public under circumstances involving no breach by Consultant or others of the terms of this Section 7, (ii) is generally disclosed to third parties by Utix without restriction on such third parties, or (iii) is required to be disclosed by the Recipient to comply with applicable laws or governmental regulations, provided that Consultant promptly notifies Utix and takes all reasonable and lawful actions to avoid and/or minimize the extent of such disclosures.
              7.4      Returns. Upon termination of this Agreement or at any other time upon request by Utix, Consultant shall promptly deliver to Utix all records, files, memoranda, notes, designs, data, reports, price lists, customer lists, drawings, plans, computer programs, software, software documentation, sketches, laboratory and

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research notebooks and other documents (and all copies or reproductions of such materials) relating to the business of Utix.
              7.5      Representation. Consultant represents that Consultant’s retention as a consultant with Utix and performance under this Agreement does not, and shall not, breach any agreement that obligates Consultant to keep in confidence any trade secrets or confidential or proprietary information of Consultant’s or of any other party or to refrain from competing, directly or indirectly, with the business of any other party. Consultant shall not disclose to Utix any trade secrets or confidential or proprietary information of any other party.
              7.6      Government. Consultant acknowledges that Utix from time to time may have agreements with other persons or with the United States Government, or agencies thereof that impose obligations or restrictions on Utix regarding inventions made during the course of work under such agreements or regarding the confidential nature of such work. Consultant agrees to be bound by all such obligations and restrictions that are known to him and to take all action necessary to discharge the obligations of Utix under such agreements.
     8.      Remedies. Consultant acknowledges that any breach of the provisions of Section 6 or 7 shall result in serious and irreparable injury to Utix for which Utix cannot be adequately compensated by monetary damages alone. Consultant agrees, therefore, that, in addition to any other remedy it may have, Utix shall be entitled to enforce the specific performance of this Agreement by Consultant and to seek both temporary and permanent injunctive relief (to the extent permitted by law) without the necessity of proving actual damages or posting any bond.
     9.      Independent Contractor Status. Consultant shall perform all services under this Agreement as an “independent contractor” and not as an employee or agent of Utix. Consultant is not authorized to assume or create any obligation or responsibility, express or implied, on behalf of, or in the name of, Utix or to bind Utix in any manner. Consultant shall complete and return to Utix Exhibit B hereto entitled “CONSULTANT’s FEDERAL INCOME TAX INFORMATION”, which information Consultant hereby certifies is true and correct. The parties understand that Utix will provide this information to the Internal Revenue Service in accordance with applicable federal tax requirements.
     10.     Notices. All notices required or permitted under this Agreement shall be in writing and shall be deemed effective upon receipt. Notices shall be provided by electronic mail, personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party shall designate to the other in accordance with this Section 10.
     11.     Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Agreement. This Agreement may be amended or modified only by a written instrument executed by both Utix and Consultant.
     12.     Governing Law; Jurisdiction. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts, excluding its choice of laws rules. Any action, suit, or other legal proceeding which is commenced to resolve any matter arising under or relating to any provision of this Agreement shall be commenced only in a court of the Commonwealth of Massachusetts (or, if appropriate, a federal court located within Massachusetts), and Utix and Consultant each consents to the jurisdiction of such a court. Notwithstanding this section, Utix may seek an injunction or other equitable relief in any appropriate forum.
     13.     Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, both parties and their respective successors and assigns, including any corporation with which, or into which, Utix may be merged or which may succeed to its assets or business, provided, however, that the obligations of Consultant are personal and shall not be assigned by him.

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     14.      Indemnification. Utix shall indemnify, defend and hold Consultant harmless from all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies that Consultant may incur because of information provided by Utix or as a result of a breach by Utix of any representation or agreement contained in this Agreement. Consultant shall indemnify, defend and hold Utix harmless for all such claims and deficiencies, including interest, penalties, attorneys’ fees and costs that Utix may incur because of information provided by Consultant or as a result of breach by Consultant of any representation or agreement contained in this Agreement. In each case, the indemnified party shall give the indemnifying party prompt written notice of any claim for which indemnification is sought; control over the investigation, negotiation, litigation, and settlement of such claim; and reasonable assistance at the expense of the indemnifying party for out-of-pocket expenses.
     15.      Miscellaneous. No delay or omission by Utix or Consultant in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by Utix or Consultant on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion. The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement. In the event that any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.
     15.      General Release. In exchange for the amounts described herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, you and your representatives, agents, estate, heirs, successors and assigns, absolutely and unconditionally hereby release, remise, discharge, indemnify and hold harmless the Company Releasees (defined to include the Company and/or any of its parents, subsidiaries or affiliates, predecessors, successors or assigns, and its and their respective current and/or former partners, directors, shareholders/stockholders, officers, employees, attorneys and/or agents, all both individually and in their official capacities), from any and all actions or causes of action, suits, claims, complaints, contracts, liabilities, agreements, promises, contracts, torts, debts, damages, controversies, judgments, rights and demands, whether existing or contingent, known or unknown, which arise out of any past business dealings or activities with the Company. This release is intended by you to be all encompassing and to act as a full and total release of any claims, whether specifically enumerated herein or not, that you may have or have had against the Company Releasees arising from conduct occurring up to and through the date of this Agreement, including, but not limited to, any claims arising from any contract, whether oral or written, express or implied; any tort; any claim for equity or other benefits; or any other statutory and/or common law claim.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.

UTIX GROUP, INC.
By:	/s/ Charles Lieppe
Charles Lieppe
	Title:	Co-Chairman of the Board of Directors

CONSULTANT:
By:	/s/ Robert J. Corliss
Robert J. Corliss

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EXHIBIT A
SUPPLEMENT TO
CONSULTING AGREEMENT

1.	This Supplement modifies and amends the Consulting Agreement of even date herewith between Utix Group (“Utix”) and Robert J. Corliss, (“Consultant”). The term of this Supplement (“Supplement”) shall commence on the date hereof and shall continue for 90 days. (“Consulting Period”), unless sooner terminated in accordance with the provisions of Section 4 of the Agreement.

2.	The services Utix may request of Consultant will be as follows:
•	Consultant shall service as the interim President and Chief Executive Officer of the Company.

•	Consultant agrees to make himself available to the Company on a previously scheduled basis as is deemed necessary by the Company.

3.	Consultant’s contact at Utix for purposes of this Agreement is Charles Lieppe, Co-Chairman of the Board of Directors.

4.	It is agreed that Company will supply the necessary computer and office equipment if required to meet the responsibilities outlined in this Agreement.

5.	Utix shall pay to Consultant consulting fees based upon the following schedule:
Total Compensation of $100,000 to be paid based upon the following schedule:

November 1, 2007	$25,000
December 1, 2007	$25,000
January 1, 2007	$25,000
February 1, 2007	$25,000
Expense shall be reimbursed upon submission of expense reports.
If this agreement is terminated by the Company, except for termination for breach, the Company shall remit the balance for services not yet paid. If the Consultant terminates this agreement for any reason or the Company terminates this agreement due to the breach of the Consultant, then the Company shall not be obligated to remit any further payments to the Consultant and Consultant shall be obligated to reimburse the Company for any prepaid consultation fees.

Accepted by Consultant:		Accepted by Utix Group, Inc.:

By:	/s/ Robert J. Corliss	By:	/s/ Charles Lieppe

	Signature		Signature

Print Name:	Robert J. Corliss	Print Name:	Charles Lieppe

		Title:	Co-Chairman of the Board of Directors

Date:	November 14, 2007	Date:	November 14, 2007

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EXHIBIT B
CONSULTANT’S FEDERAL INCOME TAX INFORMATION
In accordance with applicable Federal Tax requirements, please complete the information noted below. If there is valid exemption for your organization, please provide a complete description and certified copy of that exemption with this Exhibit A.

Nature of Organization:
Corporation	( )
Partnership	( )
Limited Liability Company	( )
Individual	( )
Federal Tax-Exempt Organization	( )
State, City or Other Governmental Unit	( )
Other (Explain)	( )

Federal Identification Number

Or
Social Security Number

Description and certified copy of Valid Exemption:

Consultant:
By:
Robert J. Corliss

Address

City	State	Zip

Phone:

Fax:

Email:

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